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                                                                   Exhibit 10.29

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                        CONTRACT MANUFACTURING AGREEMENT

        This CONTRACT MANUFACTURING AGREEMENT (the "Agreement") is entered into as of January 3, 2003 (the "Effective Date"), by and between ICOS Corporation ("ICOS"), a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 22021 20/th/ Avenue S E, Bothell, WA 98021 USA and Seattle Genetics, Inc. ("SGI"), a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 21823 30th Drive S.E., Bothell, WA 98021.

                                    RECITALS

         WHEREAS, ICOS is in the business of manufacturing and testing pharmaceutical products; and

         WHEREAS, SGI is the proprietor of a certain DNA known as SGN-30 encoding a monoclonal antibody also known as SGN-30; and

         WHEREAS, ICOS has expertise in the development, evaluation and production of monoclonal antibodies for therapeutic use using cell lines; and

         WHEREAS, subject to the terms and conditions set forth in this Agreement, SGI wishes to have ICOS manufacture for SGI a pre-commercial pharmaceutical Product (hereinafter defined); and

         WHEREAS, subject to the terms and conditions set forth in this Agreement, ICOS wishes to manufacture Product for SGI.

         NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Definitions

         For purposes of this Agreement, the following terms will have the meanings set forth below:

         1.1 "Affiliates" means, with respect to any Person, another Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The direct or indirect ownership of at least fifty percent (50%) or, if smaller, the maximum allowed by applicable law, of the voting securities of a business entity or of an interest in the assets, profits or earnings of a Person shall be deemed to constitute "control" of the Person.

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         1.2  "Applicable Laws" means all ordinances, rules and regulations of any kind whatsoever of any governmental or regulatory authority, including, without limitation, the FDCA, that are applicable with respect to the context in which the term is used.

         1.3 "Audit" means a [***] audit pursuant to which SGI or their appointed representatives (such representatives to be reasonably acceptable to ICOS) may (a) review the processes, procedures and documents of ICOS that are used or maintained by ICOS to provide the Services, (b) assess of ICOS' compliance with cGMP, Applicable Laws and quality assurance standards associated with performing the Services, and (c) discuss any related issues with ICOS' personnel and management involved in performing the Services.

         1.4 "Calendar Quarter" means the three-month period ending on March 31, June 30, September 30 or December 31. The initial Calendar Quarter will be deemed to begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 of such same year.

         1.5 "Calendar Year" means the twelve (12) month period ending on December 31. The initial Calendar Year will be deemed to begin on the Effective Date and end on December 31 of such same year.

         1.6 "Cell Line" means a [***] known as [***], which has been [***] with a [***] containing certain SGI Materials as described in Appendix B, and will be used to provide the Services herein. Any cell bank provided containing the transfected cell line will always be subject to the license granted under Appendix G herein.

         1.7 "cGMP" means Good Manufacturing Practices and General Biologics Products Standards as promulgated under the FDCA.

         1.8 "Damages" means any and all [***] costs, losses, claims, actions, liabilities, fines, penalties, costs and expenses, court costs, and [***] fees and disbursements of counsel, consultants and expert witnesses incurred by a party hereto (including interest which may be imposed in connection therewith).

         1.9 "FDA" means the United States Food and Drug Administration, any comparable agency in any Foreign Jurisdiction, and any successor agency or entity to any of the foregoing that may be established hereafter.

         1.10 "FDCA" means the Federal Food, Drug and Cosmetic Act (21 U.S.C.
(S).301 et seq.).

         1.11 "Foreign Jurisdiction" means any jurisdiction, not governed by the United States or any political subdivision thereof, as agreed upon by the parties.

         1.12 "ICOS Know-How" means unpatented and/or unpatentable technical information, including ideas, concepts, inventions, discoveries, data, designs, formulas, specifications, procedures for experiments and tests and other protocols, results of experimentation and testing, fermentation and purification techniques, and assay protocols owned by ICOS as of the Effective

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Date which may be necessary for the performance of the Services. All ICOS
Know-How shall be Confidential Information of ICOS.

         1.13 "ICOS Patent Rights" mean the patent applications and patents listed on Exhibit A to Appendix G hereto and all divisions, continuations, continuations-in-part, and substitutions thereof; all foreign patent applications corresponding to the preceding applications; and all U.S. and foreign patents issuing on any of the preceding applications, including extensions, reissues, and re-examinations.

         1.14 "IND" means an Investigation New Drug application or any comparable application required by a Foreign Jurisdiction filed for the Product by SGI with the FDA and all subsequent submissions, supplements or amendments related thereto.

         1.15 "Manufacturing Specifications" means the specifications for manufacturing the Product. Prior to the initiation of the first cGMP manufacturing run, an Appendix C-1 signed by both parties setting forth the initial Manufacturing Specifications shall be appended to this Agreement and shall contain at a minimum a collection of documents containing certain specifications, procedures, assay methods (QC Release Tests), personnel contacts and any other information as may be needed and agreed by the parties relating to the manufacture of Product by ICOS for SGI. This Appendix C-1 shall also contain a statement to be agreed and acknowledged by ICOS and SGI that SGI adopts the initial Manufacturing Specifications as its own specification in conformance with Clause 6.7 herein. Any changes or additions to the Manufacturing Specifications shall be made by the written agreement of ICOS and SGI.

         1.16 "NDA" means New Drug Application or any comparable application required by a Foreign Jurisdiction filed for the Product by SGI with the FDA and all subsequent submissions, supplements or amendments related thereto.

         1.17 "Person" means a natural person, a corporation, a partnership, a trust, a joint venture, a limited liability company, any governmental authority or any other entity or organization.

         1.18 "Price" means the price specified in Appendix E for the Services.

         1.19 "Process" means the process for the production of the Product from the Cell Line using the Manufacturing Specifications, including any improvements thereto from time to time made as a result of the Services.

         1.20 "Product" means a monoclonal antibody derived from the Cell Line manufactured by ICOS utilizing the Process, and incorporating technology licensed to SGI from ICOS pursuant to the license agreement previously entered into by the parties in the form set forth in Appendix G.

         1.21 "Product Specifications" means the product specifications listed under the column "Acceptance Criteria" as listed in Appendix C.

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         1.22 "Services" means all or any part of the services to be provided by
ICOS (or any permitted subcontractor) for the benefit of SGI pursuant to this Agreement as further described in Appendix A.

         1.23 "SGI Patent Rights" means all patents and patent applications of any kind throughout the world relating to the Process which from time to time SGI is the owner of or is entitled to use.

         1.24 "SGI Information" means all confidential and proprietary technical information not in the public domain relating to the Cell Line, the Process and the Product, from time to time supplied by SGI to ICOS, or arranged by SGI to be supplied by a third party (such as a prior manufacturer) to ICOS.

         1.25 "SGI Materials" means the Materials supplied by SGI to ICOS (if any) and identified as such by Appendix B hereto.

         1.26 "SGI Technology" means the SGI Patent Rights and SGI Information necessary to manufacture the Product.

         1.27 "SGI Tests" means the tests to be carried out on the Product immediately following receipt of the Product by SGI, particulars of which are set out in Appendix C.

         1.28 "Terms of Payment" means the terms of payment specified in
Section 5 and Appendix E.

         1.29 "Testing Laboratories" means any third party instructed by ICOS to carry out tests on the Cell Line or the Product.

         1.30 "United States" means the fifty (50) states, the District of Columbia and all of the territories of the United States of America.

2.       Supply by SGI

         2.1 Prior to or immediately following the Effective Date of this Agreement SGI shall supply to ICOS SGI Information, together with full details of any known hazards relating to SGI Materials with respect to their storage and use. On review of this SGI Information and details SGI Materials shall be provided to ICOS at ICOS's request when ICOS has satisfactorily determined that SGI Materials do not pose a hazard to ICOS. SGI shall assist ICOS in making such determination, but [***]. All property rights in the SGI Technology and/or SGI Materials supplied to ICOS shall remain vested in SGI.

         2.2 SGI hereby grants ICOS the non-exclusive right to use the SGI Materials and SGI Technology for the sole purpose of providing the Services. ICOS hereby undertakes not to use SGI Materials or SGI Technology (or any part thereof) for any other purpose.

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           2.3 ICOS shall:

                 2.3.1 at all times use all reasonable efforts to keep the SGI Materials secure and safe from loss or damage but in no case in a lesser manner than ICOS stores its own material of similar nature;

                 2.3.2 not transfer to a third party any part of the SGI Materials or the Product, except for the purpose of any tests at the Testing Laboratories, provided, that, SGI is given prior notification or if SGI has given prior written consent to such transfer; and

                 2.3.3 provide that such Testing Laboratories are subject to obligations of confidence materially in the form of those obligations of confidence imposed on ICOS under this Agreement.

           2.4 SGI warrants to ICOS that SGI is and shall at all times throughout the duration of this Agreement remain entitled to supply the SGI Materials and SGI Technology to ICOS for the performance of the Services.

           2.5 SGI warrants that the use by ICOS of SGI Materials and SGI Technology for the Services will not infringe or is not alleged to infringe any rights (including, without limitation, any intellectual or other proprietary rights) vested in any third party.

           2.6 SGI shall indemnify, defend and hold harmless ICOS against any loss, damage, costs and expenses of any nature (including court costs and legal fees incurred by ICOS or ordered as payable by ICOS), whether or not foreseeable or in the contemplation of ICOS or SGI, that ICOS may suffer as a result of any third party claims, suits or actions arising out of or incidental to (a) any breach of the warranties given in Clauses 2.4 and 2.5 above, (b) the distribution or use of the Product, except to the extent such loss, damage, costs and expenses are caused by ICOS's gross negligence or willful misconduct, or (c) any claims by third parties alleging ICOS's use of the Cell Line, SGI Materials, SGI Technology or the Manufacturing Specifications infringes any rights (including, without limitation, any intellectual or other proprietary rights) vested in any third party (whether or not SGI knew or should have known about such alleged infringement) except to the extent ICOS infringes any rights of any third parties by application of its production techniques while performing the Services unless such application or production technique has been developed as part of the Services. For the purposes of Clauses 2.6 and 2.7, the term, production technique(s), is limited to all and any physical arrangement and use of plant and equipment in the provision of Services.

           2.7 ICOS shall indemnify, defend and hold harmless SGI against any loss, damage, costs and expenses of any nature (including court costs and legal fees incurred by SGI or ordered as payable by SGI), whether or not foreseeable or in the contemplation of SGI or ICOS, that SGI may suffer as a result of any third party claims, suits or actions arising from ICOS's performance of the Services except to the extent the loss or damage is a result of (a) SGI's gross negligence or willful misconduct or (b) ICOS's use of an application or production technique that has been developed as part of the Services for SGI or is supplied by SGI. For the avoidance of doubt where ICOS's application or production techniques, existed prior to the Effective Date, are not

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developed as part of the Services hereto and whether or not included in the
Manufacturing Specifications, then they are covered by ICOS's undertaking of indemnity and hold harmless.

         2.8 Notwithstanding the above, ICOS shall be at liberty to use SGI Information as it sees fit in providing the Services subject to nondisclosure pursuant to Section 7.

         2.9 The obligations of each party under this Section 2 shall survive the termination of this Agreement for whatever reason.

3.       Provision of the Services

         3.1 ICOS shall diligently perform the Services as provided in Appendix A and shall use all reasonable commercial efforts to achieve the estimated schedules, specifications and amounts of Product. Furthermore, ICOS shall keep SGI regularly informed of any changes to the estimated schedules for performance of the Services and provide a monthly report, in a form agreed by the parties.

         3.2 With respect to all services provided by ICOS from time to time that are agreed upon by the Parties but are listed on Appendix A as Additional Services ("Additional Services"), SGI shall pay to ICOS an [***] of [***]. ICOS will invoice SGI monthly for all Additional Services performed, with each such invoice containing a reference to the services performed and the personnel used. All such invoices will be payable under the terms described in Section 5.

         3.3 Except as set forth in Section 8.2, due to the unpredictable nature of the biological processes involved in the Services, the schedules set down for the performance of the Services (including, without limitation, the dates for production and delivery of Product) set out in Appendix D are estimates only.

         3.4 The parties acknowledge that ICOS will ship each batch of cGMP Product as soon as possible upon ICOS' completing the manufacture (including, without limitation, the completion of all QA/QC tests) of such batch. Risk of loss for Product shipped shall pass to SGI upon [***]; provided, however, that [***]. Unless the parties agree otherwise, ICOS shall on behalf of and in consultation with SGI (a) arrange for the transportation of Product, which shall be made at the sole risk and expense of SGI and (b) pay shipping costs and be reimbursed by SGI. In addition to reimbursing ICOS for the shipping costs, SGI shall be responsible to ICOS for the payment of fees for Additional Services (as set forth in Section 3.2) associated with arranging for the transportation of the Product.

         3.5 Unless otherwise agreed, ICOS shall package and label Product for delivery in accordance with its standard operating procedures. It shall be the responsibility of SGI to provide prior written notice to ICOS of any special packaging and labeling requirements for Product. All additional costs and expenses (including reasonable profit) of whatever nature incurred by ICOS in complying with such special requirements shall be charged to SGI in addition to the Price.

         3.6 Upon completion of the Services, or as soon thereafter as can be mutually agreed, ICOS will deliver to SGI a cell bank, generated by ICOS, comprised of the Cell Line and used to provide the Services herein.

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         3.7 Joint Communication on Manufacturing: ICOS and SGI shall communicate and cooperate on a regular basis during the provision of Services herein and in the event that the parties observe the need for a regular and active committee, such body shall be established and meet regularly to discuss and communicate the progress of the Services.

         3.8 ICOS shall provide SGI, at SGI's expense, with all documents SGI reasonably requests regarding ICOS' performance of the Services and conducting the Process of manufacturing the Product; provided, however, in the event that SGI requests any documentation beyond that which ICOS is expressly required to maintain pursuant to this Agreement, or which is otherwise already prepared by ICOS and related to the Products or the Process, SGI shall be responsible to ICOS for the payment of fees for Additional Services as set forth in Section 3.2.

         3.9 Once during this Agreement upon at least [***] ([***]) [***] prior notice to ICOS, SGI shall have the right to have SGI representatives visit ICOS' manufacturing facilities during normal business hours to conduct an Audit. Notwithstanding the foregoing notice period, for purposes of confidentiality, safety and to avoid the possibility of contamination, if a third party's product is being produced during the time that SGI intends to conduct an Audit, such Audit may be reasonably delayed upon prior written notice to SGI. The form, participants and procedures of the Audit shall be subject to ICOS' reasonable approval. When conducting an Audit, each of SGI's representatives will (a) be subject to a nondisclosure obligation comparable in scope to Section 7, (b) follow such security and facility access procedures as are reasonably designated by ICOS, (c) be accompanied by an ICOS representative, (d) not enter areas of any ICOS facility at times when any third party's products are being manufactured to assure protection of ICOS' or third party confidential information, and (e) use good faith efforts to avoid disrupting ICOS' operations. In addition to an Audit, ICOS agrees to reasonably cooperate with all regulatory authorities and shall submit to reasonable Product-specific inspections by such authorities ("Regulatory Inspection"). Any Audits by SGI or Regulatory Inspections in excess of one during this Agreement shall be [***] ([***]) [***] prior written notice. SGI shall pay to ICOS fees for all Audits by SGI and Regulatory Inspections as Additional Services pursuant to Section 3.2.

4.       SGI Tests and Return Procedures

         4.1 Except where SGI has accepted ICOS Product tests and provided written notice to ICOS of such acceptance, promptly following delivery of Product or a sample of Product (if such sample is requested by SGI), SGI shall carry out SGI Tests. If SGI Tests show that the Product fails to meet Product Specifications due to ICOS failing to meet its obligations hereunder, SGI shall give ICOS written notice thereof as soon as practicable but in no case later than [***] ([***]) [***] from the date SGI takes delivery of the Product (or sample of the Product, if applicable) and shall return such Product (or sample) to ICOS's premises for further testing. In the absence of such written notice Product shall be deemed to have been accepted by SGI as meeting Product Specifications. If ICOS agrees that Product is Nonconforming Product, it shall at SGI's discretion replace such Product at its own cost and expense, subject to
Section 4.3. "Nonconforming Product" means any Product that has been delivered to SGI but fails to meet Product Specifications, and such failure is not due (in whole or in part) to (a) acts or omissions of SGI, (b) [***], or (c) any third party after delivery of such Product to SGI.

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         FOR THE AVOIDANCE OF DOUBT, WHERE THE SPECIFICATION HAS NOT BEEN AGREED
BY THE PARTIES HERETO ICOS SHALL BE OBLIGED ONLY TO USE ITS REASONABLE
ENDEAVOURS TO PRODUCE PRODUCT THAT MEETS DRAFT PRODUCT SPECIFICATIONS.

         4.2 If there is any dispute concerning whether Product is Nonconforming Product (as defined in Section 4.1), such dispute shall be referred for decision to an independent expert (acting as an expert and not as an arbitrator) to be appointed by agreement between ICOS and SGI.

         The costs of such independent expert shall be borne by the parties equally; provided that the party that is determined to be incorrect in the dispute shall be responsible for all such costs and shall indemnify the correct party for its share of the costs incurred. The decision of such independent expert shall be in writing and shall be binding on both ICOS and SGI.

         4.3 In the event Product is determined to be Nonconforming Product (whether by agreement of ICOS pursuant to Section 4.1 or by an independent expert pursuant to Section 4.2), ICOS shall replace such Product at its own cost and expense and shall use commercially reasonable efforts to replace such Product [***], provided that ICOS shall (a) [***] of such [***] within [***] from the date the [***] and (b) [***] within [***] from the date ICOS [***] of the [***]. If ICOS is [***] with the [***], then SGI shall [***] to a [***] of the [***] of such [***].

         4.4 In the event that the parties hereto agree that a shipment or batch of Product fails to meet Product Specifications as a result of ICOS failing to meet its obligations hereunder, the entire shipment or batch of Product that failed to meet Product Specifications shall either be returned to ICOS or destroyed, at ICOS's option.

         4.5 The provisions of this Clause 4 shall be the sole remedies available to SGI in respect of Product that fails to meet Product
Specifications.

5.       Price and Terms of Payment

         5.1 SGI shall pay the Price in accordance with the Terms of Payment all as specified in Appendix E.

         5.2 Unless otherwise indicated in writing by ICOS, all prices and charges are exclusive of state sales tax or of any other applicable taxes, levies, duties and fees of whatever nature imposed by or under the authority of any government or public authority, which shall be paid by SGI (other than taxes on ICOS's income). All invoices are strictly net and payment must be made within [***] ([***]) [***] of date of invoice. Payment shall be made without deduction, deferment, set-off, lien or counterclaim of any nature.

         5.3 In default of payment on due date interest shall accrue on a day to day basis with effect from the date which is [***] ([***]) [***] after the due date for payment on any amount overdue at the [***] or the maximum rate allowable under Washington law.

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6.       Warranty and Limitation of Liability

         6.1 ICOS warrants that:

               6.1.1 the Services shall be performed in accordance with Clause 3.1; and

               6.1.2 the Product when made available at ICOS' shipping docks shall meet Product Specifications, except where the Product Specifications has not been agreed between the parties hereto in which case ICOS shall be obliged only to use its reasonable commercial efforts to produce Product that meets draft Product Specifications.

               6.1.3 the Product delivered to SGI pursuant to this Agreement shall conform to the Product Specifications and that such Product shall (i) be free from defects in material and workmanship, (ii) be manufactured in accordance with cGMP and Applicable Laws and (iii) be manufactured in accordance with Appendix C hereof.

         6.2 Clause 6.1 is in lieu of all conditions, warranties and statements in respect of the Services and/or the Product whether expressed or implied by statute, custom of the trade or otherwise (including but without limitation any such condition, warranty or statement relating to the description or quality of the Product, its fitness for a particular purpose or use under any conditions whether or not known to ICOS) and any such condition, warranty or statement is hereby excluded. ICOS MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCT. ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED BY ICOS. IN NO EVENT SHALL ICOS BE LIABLE FOR INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES.

         6.3  Without prejudice or modification to the terms of Clauses 6.1 and
6.2 the liability of ICOS to SGI, its permitted assigns and successors in interest, for any loss suffered by SGI or its permitted assigns and successors in interest, arising as a direct result of a breach of this Agreement, or of any other liability, including without limitation, misrepresentation and negligence (whether active, passive or imputed), arising out of this Agreement and Services provided thereunder, including without limitation the production and/or supply of the Product, shall be limited to the payment of damages which shall not exceed in US Dollars THE PRICE FOR SERVICES PAID BY SGI UNDER THE AGREEMENT; provided, however, if and to the extent such damages are caused by ICOS's willful or intentional breach of this Agreement or willful or intentional misconduct in the performance of the Services, then the damage limitation in this Clause 6.3 shall not apply.

         6.4 ICOS shall in no event be liable for the following loss or damage howsoever caused (even if foreseeable or in the contemplation of ICOS or SGI):

               6.4.1 loss of profits, business or revenue suffered by SGI or any other person who may be subrogated to, or assigned rights in the loss or damage; or

               6.4.2 special, indirect or consequential loss, whether suffered by SGI or any other person.

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         6.5 SGI shall indemnify, defend and hold harmless and maintain ICOS indemnified and held harmless against all Damages in respect of:

               6.5.1 any product liability in respect of Product, except for ICOS's obligations to indemnify in Clause 2.7 above; and

               6.5.2 any negligent (active, passive or imputed), gross negligence or intentional act or omission of SGI in relation to the use, processing, storage or sale of the Product.

         6.6 SGI represents and warrants that unless already expressly agreed in a written and executed document immediately prior to the initiation of the first cGMP manufacturing run, SGI will adopt the initial Manufacturing Specifications as its own specification. Any changes or additions to the Manufacturing Specifications shall be made with the written approval of SGI.

         6.7 The obligations of SGI under this Section 6 shall survive the termination for whatever reason of this Agreement.

7.       Confidentiality

         7.1 Each party agrees to keep the other party's Confidential Information (as defined in Clause 7.3) strictly confidential and to respect the other's proprietary rights therein and not at any time for any reason whatsoever to disclose or use the other party's Confidential Information for any purpose other than as expressly provided herein.

         7.2 SGI and ICOS shall each ensure that all their respective employees, consultants and contractors having access to confidential ICOS Know-How or confidential SGI Materials or SGI Technology shall be subject to the same obligations of confidence as the principals pursuant to Clause 7.1 and shall be subject to written confidentiality agreements in support of such obligations.

         7.3 For purposes of this Agreement, "Confidential Information" means any business or technical information, trade secrets, know-how, techniques, data or other information, disclosed by the disclosing party to the receiving party in writing or that is disclosed orally and confirmed in writing as confidential within [***] following such disclosure. The parties agree that SGI `s Confidential Information includes, without limitation, the SGI Materials and SGI Technology. The parties further agree that ICOS's Confidential Information includes, without limitation, ICOS Know-How.

         7.4 The obligations of confidence referred to in this Section 7 shall not extend to any Confidential Information that:

               7.4.1 is or becomes generally available to the public otherwise than by reason of a breach by the recipient party of the provisions of this Section 7;

               7.4.2 is lawfully known to the recipient party prior to its receipt from the other;

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               7.4.3 is subsequently disclosed to the recipient party without being made subject to an obligation of confidence by a third party that does not have a prior obligation of confidence to SGI or ICOS, as the case may be; or

               7.4.4 which may be required to be disclosed under any statutory, regulatory or similar legislative requirement, subject to the imposition of obligations of confidentiality to the extent allowed and provided further that each party shall, unless prohibited by law, use reasonable efforts to notify the other party of such compelled disclosure prior to such disclosure in order to seek injunctive or any other relief provided in law or equity; or

               7.4.5 is independently developed by the recipient party without reliance on the Confidential Information of the disclosing party as shown by its written records.

         7.5  SGI acknowledges that:

               7.5.1 ICOS Know-How and ICOS Patent Rights are vested in
ICOS; and

               7.5.2 Except as expressly provided herein, SGI shall not at any time have any right, title, license or interest in or to ICOS Know-How, ICOS Patent Rights or any other intellectual property rights relating to the Process which are vested in ICOS or to which ICOS is otherwise entitled.

         7.6  ICOS acknowledges that:

               7.6.1 except as provided herein, all right, title and interest in the SGI Materials and SGI Technology are vested in SGI; and

               7.6.2 except as provided herein, ICOS shall not at any time have any right, title, license or interest in or to SGI Technology or any other intellectual property rights vested in SGI or to which SGI is entitled.

         7.7 The obligations of ICOS and SGI under this Section 7 shall survive the termination of this Agreement for whatever reason.

8.       Termination

         8.1 If it becomes apparent to either ICOS or SGI at any stage in the provision of the Services that it will not be possible to complete the Services for [***] reasons due solely to any [***] that are [***] from those [***] (the "[***]"), the parties will use good faith commercially reasonable efforts for up to a [***] ([***]) [***] period to mutually resolve such problems. If, after using the foregoing level of effort, the parties are unable to resolve such problems within the [***] ([***]) [***] period, ICOS and SGI shall each have the right to terminate this Agreement. In the event of such termination, SGI shall pay to ICOS a termination sum equal to the [***]; provided, however, that in the event ICOS is [***] the [***], ICOS and SGI shall [***] a [***], with consideration of the [***] in [***].

         8.2 If, [***], it becomes apparent to either ICOS or SGI at any stage in the provision of the Services that it will not be possible to complete the Services (including delivery of all [***]

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cGMP clinical production runs of Product in compliance with this Agreement by
[***]) based on [***] reasons other than those described in Section 8.1, the parties will use good faith commercially reasonable efforts for up to a [***] ([***]) [***] period to mutually determine the cause of the problems so as to permit ICOS to manufacture and deliver Product that conforms with the Product Specifications (even if the mutual determination and subsequent delivery of conforming Product [***]). If, after using the foregoing level of effort, the parties are unable to mutually determine the cause of such problems within the [***] ([***]) [***] period, ICOS and SGI shall each have the right to terminate this Agreement. In the event of such termination, SGI shall pay to ICOS a termination sum calculated by reference to [***] (including a [***] (as demonstrated by [***] in so far as they are applicable) of the [***] for any [***] which is [***]) and all [***] in [***], including the [***] under the Agreement, such termination sum not to exceed the [***]; provided, however, that if the termination sum is less than the amount of any advance payments made by SGI against the performance of the Services, ICOS will refund the residue of such advance payments to SGI.

         8.3 SGI shall be entitled to terminate this Agreement at any time for any reason by [***] ([***]) [***] notice to ICOS in writing provided that for any termination under this Section 8.3 SGI shall be responsible to pay to ICOS the termination sum described in Section 8.1 (subject to any potential refund as described therein).

         8.4 ICOS and SGI may each terminate this Agreement by notice in writing to the other upon the occurrence of any of the following events:

               8.4.1 if the other commits a breach of this Agreement which (in the case of a breach capable of remedy) is not remedied within [***] ([***]) [***] of the receipt by the other of written notice identifying the breach with specificity and requiring its remedy; provided, however, if the breach is as a result of nonpayment of any amounts owing, the breaching party must remedy the breach within [***] ([***]) [***] after receiving such written notice; or

               8.4.2 if the other ceases for any reason to carry on business or convenes a meeting of its creditors or has a receiver or manager appointed in respect of all or any part of its assets or is the subject of an application for an administration order or of any proposal for a voluntary arrangement or enters into liquidation (whether compulsorily or voluntarily) or undergoes any analogous act or proceedings under foreign law; provided, however, either party may merge with or into another equity pursuant to which the obligations of this Agreement will be assumed or effect the sale of all its assets or substantially all of its assets pursuant to which the acquiring party will assume such party's obligations under this Agreement without notice to or waiver by the other party.

               If this Agreement is terminated due to SGI's breach (which SGI fails to cure as described in Section 8.4.1), then SGI shall be responsible to pay to ICOS the termination sum described in Section 8.1 (subject to [***] as described therein).

         8.5 Unless terminated earlier pursuant to Sections 8.1 through 8.4, this Agreement shall terminate upon SGI's acceptance of [***] cGMP clinical production runs of Product in compliance with this Agreement.

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         8.6 Upon the termination of this Agreement for whatever reason:

              8.6.1 ICOS shall promptly return all SGI Information to SGI and shall dispose of or return to SGI all SGI Materials, and any materials therefrom, as directed by SGI;

              8.6.2 SGI shall promptly return to ICOS all ICOS Know-How it has received from ICOS except as set forth in Section 8.6.3 below;

              8.6.3 If, after expiration or termination of this Agreement, SGI determines to manufacture the Product, or have the Product manufactured by a third party, ICOS will supply to SGI and/or SGI's third party designee all reasonably available information and data relating to the Process and the Manufacturing Specifications. In addition, ICOS will [***] and/or its [***] a [***] to all [***], if any, [***] to [***] or its [***] to [***] in accordance with the [***]. ICOS [***] that SGI will not [***] to the [***], other than the [***] previously [***], to [***] or its [***] to [***] in accordance with the [***]. Except as permitted by the foregoing, following [***] shall not [***] the [***].

              8.6.4 ICOS may thereafter use or exploit the ICOS Know-How and ICOS Patent Rights in any way whatsoever without restriction; and

              8.6.5 ICOS and SGI shall do all such acts and things and shall sign and execute all such deeds and documents as the other may reasonably require to evidence compliance with this Clause 8.6.

              8.6.6 The license agreement previously entered into by the parties in the form attached hereto as Appendix G shall remain in full force and effect regardless of any termination of this Agreement.

         8.7 Termination of this Agreement for whatever reason shall not affect the accrued rights of either ICOS or SGI arising under or out of this Agreement and Sections 2, 3.8, 3.9, 6, 7, and 8 and any definitions in Section 1 required to interpret such surviving provisions, and all provisions which are expressly to survive this Agreement or have a continuing obligation shall remain in full force and effect.

9.       Force Majeure

         Neither ICOS nor SGI shall be deemed to be in default nor be liable for loss, damage, or delay in performance, when and to the extent due to causes beyond its reasonable control or from fire, strike, labor difficulties, insurrection or riot, embargo, or inability to obtain materials from usual sources, or any other unforeseeable cause or causes beyond the reasonable control and without the fault or negligence of the party so affected, or from defects or delays in the performance of its suppliers or subcontractors due to any of the foregoing enumerated causes. If ICOS is prevented or delayed in the performance of any of its obligations under this Agreement by Force Majeure and shall give written notice thereof to SGI specifying the matters constituting Force Majeure together with such evidence as ICOS reasonably can give and specifying the period for which it is estimated that such prevention or delay will continue, ICOS shall be excused from the performance or the punctual performance of such obligations as the case may be from the date of such notice for so long as such cause of prevention or delay shall continue,

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provided that within [***] ([***]) [***] from the date of such notice, ICOS shall provide SGI with written notice of the anticipated date of resumption of performance. In the event that the anticipated date of such resumption is greater than [***] ([***]) [***] from the date of the original notice, SGI may terminate this Agreement under Section 8.4.1 hereof.

10.      Governing Law, Jurisdiction and Enforceability

         10.1 This Agreement shall be governed and interpreted, and all rights and obligations of the parties shall be determined, in accordance with the laws of the State of Washington and the United States of America without regards to principles of conflicts of law.

         10.2 No failure or delay on the part of either ICOS or SGI to exercise or enforce any rights conferred on it by this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or further exercise thereof operate so as to bar the exercise or enforcement thereof at any time or times thereafter of any other right.

         10.3 The illegality or invalidity of any provision (or any part thereof) of this Agreement shall not affect the legality, validity or enforceability of the remainder of its provisions or the other parts of such provision as the case may be and this Agreement shall continue in full force and effect without such provision.

11.      Miscellaneous

         11.1 Assignment. Neither party shall be entitled to assign, or in any way transfer the benefit and/or the duties of this Agreement without the prior written consent of the other which consent shall not be unreasonably withheld or delayed, except that either party shall be entitled without the prior written consent of the other to assign transfer, charge, subcontract, deal with or in any other manner make over the benefit and/or burden of this Agreement to an Affiliate, or to any limited liability partner or to any 50/50 joint venture company of which the party in question is the beneficial owner of fifty percent (50%) of the issued share capital thereof or to any company with which the party in question may merge or to any company to which that party may transfer its assets and undertakings.

         11.2 Publicity. The text of any press release or other communication to be published by or in the media concerning the subject matter of this Agreement shall require the prior written approval of ICOS and SGI.

         11.3 Notices. All notices, requests, demands, waivers, consents, approval or other communications to any party hereunder shall be in writing and shall be deemed to have been duly given if delivered personally to such party or sent to such party by recorded electronic transmission (facsimile) or by registered or certified mail, postage prepaid, to its address as shown below:

         SGI:          Seattle Genetics, Inc.
                       21823 30/th/ Drive S.E.
                       Bothell, WA  98021
                       Attention:  General Counsel

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         ICOS:        ICOS Corporation
                      22021 20/th/ Avenue S.E.
                      Bothell, WA  98021
                      Attention:  Legal Department

or to such other address as the addressee may have specified in a notice duly given to the sender as provided herein. Such notice, request, demand, waiver, consent, approval or other communications will be deemed to have been given as of the date so delivered, telegraphed, telexed, or five (5) days after so mailed.

         11.4 Independent Contractor. Each party shall be and shall act as the independent contractor of the other party. Neither party shall be the legal agent of the other for any purpose whatsoever and therefore has no right or authority to make or underwrite any promise, warranty or representation, to execute any contract or otherwise to assume any obligation or responsibility in the name of or on behalf of the other party, except to the extent specifically authorized in writing by the other party. Neither of the parties hereto shall be bound by or liable to any third persons for any act or for any obligation or debt incurred by the other toward such third party, except to the extent specifically agreed to in writing by the party so to be bound.

         11.5 Headings. All section headings and numbering contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

         11.6 Entire Agreement. The Agreement, and the attached appendixes, embodies the entire understanding of ICOS and SGI and there are no promises, terms, conditions or obligations, oral or written, expressed on implied, other than those contained in this Agreement, and the attached appendixes. The terms of this Agreement shall supersede all previous agreements (if any) which may exist or have existed between ICOS and SGI relating to the Services.

         11.7 Modifications. Any and all modifications or amendments to this Agreement, or any Appendix hereto, shall be binding only if made in writing and signed by both parties.

         11.8 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one in the same agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ICOS CORPORATION                         SEATTLE GENETICS, INC.

By: /s/ Gary Wilcox                      By: /s/ Clay Siegall
   --------------------------------         ------------------------------------

Name: Gary Wilcox                        Name: Clay Siegall
     ------------------------------           ----------------------------------

Title: EVP, Operations                   Title: President & CEO
      -----------------------------            ---------------------------------

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